UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

Coty Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35964	13-3823358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Item 8.01.	Other Events.

As previously disclosed, on October 1, 2016, Coty Inc. (the “Company”) completed its acquisition of certain assets and liabilities relating to The Procter & Gamble Company’s global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands (“P&G Beauty Brands”). This Current Report on Form 8-K is being filed by the Company solely for the purpose of providing certain required financial statements of P&G Beauty Brands in connection with the filing today of the Company’s Registration Statement on Form S-3 relating to the registration of shares of the Company’s Class A Common Stock that may be offered and sold from time to time by the selling stockholders named therein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired:

The audited combined balance sheets of P&G Beauty Brands as of June 30, 2016 and 2015, the audited combined statements of income and comprehensive income/(loss) of P&G Beauty Brands for the years ended June 30, 2016, 2015 and 2014 and the audited combined statements of cash flows of P&G Beauty Brands for the years ended June 30, 2016, 2015 and 2014 are filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed on November 9, 2016 and incorporated herein by reference.

The unaudited combined balance sheets of P&G Beauty Brands as of September 30, 2016 and June 30, 2016, the unaudited combined statements of income and comprehensive income/(loss) of P&G Beauty Brands for the three months ended September 30, 2016 and 2015 and the unaudited combined statements of cash flows of P&G Beauty Brands for the three months ended September 30, 2016 and 2015 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits:

Exhibit Number	Description of Exhibit

99.1	Audited combined financial statements of P&G Beauty Brands as of June 30, 2016 and 2015 and for the years ended June 30, 2016, 2015 and 2014 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed on November 9, 2016)

99.2	Unaudited combined financial statements of P&G Beauty Brands as of September 30, 2016 and June 30, 2016 and for the three months ended September 30, 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

By:	/s/ Pierre-André Terisse
Pierre-André Terisse
Chief Financial Officer

Date: May 9, 2019